UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 7, 2010

HOUSTON WIRE & CABLE COMPANY
(Exact name of registrant as specified in its charter)

Delaware	000-52046	36-4151663
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

10201 North Loop East
Houston, TX	77029
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 609-2100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Item 1.02 is incorporated herein by reference.

Item 1.02.  Termination of a Material Definitive Agreement.

Based on the results of the stockholder vote at its 2010 annual meeting of stockholders, on May 7, 2010 Houston Wire & Cable Company (the “Company”) amended the stockholder rights plan, which it had adopted on May 18, 2009, to change the definition of “Final Expiration Date” to be the close of business on May 7, 2010.  As a result, the rights issued under the rights plan ceased to be outstanding on May 7, 2010 and the rights plan has terminated.

A copy of the First Amendment to Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K.

Item 3.03.  Material Modification to Rights of Security Holders.

Item 1.01 is incorporated herein by reference.  As a result of the First Amendment, the rights associated with the Company’s common stock expired at the close of business on May 7, 2010.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 7, 2010, Houston Wire & Cable Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).  At the Annual Meeting, 16,725,473 shares of common stock, par value $.001, or approximately 94.31% of the 17,732,737 shares of common stock outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy.  Set forth below are the matters acted upon by Company stockholders at the Annual Meeting, and the final voting results on each such matter.

Proposal I:  Election of Directors.  The number of votes cast for and against each nominee, as well as the number of broker non-votes, were as follows:

Name of Nominee	Votes For	Votes Withheld
Michael T. Campbell	14,784,685	21,564
I. Stewart Farwell	14,782,032	24,217
Peter M. Gotsch	14,581,219	225,030
Wilson B. Sexton	14,781,301	24,948
William H. Sheffield	14,783,032	23,217
Charles A. Sorrentino	14,785,031	21,218
Scott L Thompson	14,755,524	50,725

There were 1,919,224 broker non-votes as to Proposal I.

All seven nominees were elected.

Proposal II:  Ratification of Selection of Independent Registered Public Accounting Firm.  The number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

Votes For	Votes For as a Percentage of Votes Present at the Meeting	Votes Against	Abstentions
16,505,730	98.68%	214,878	4,865

There were no broker non-votes as to Proposal II.

Proposal II received the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was adopted.

Proposal III:  Ratification of Stockholder Rights Plan.  The number of votes cast for and against this matter, as well as the number of abstentions and broker non-votes, were as follows:

Votes For	Votes For as a Percentage of Votes Present at the Meeting	Votes Against	Abstentions
5,881,897	39.72%	8,920,637	3,715

There were 1,919,224 broker non-votes as to Proposal III.

Proposal III did not receive the affirmative vote of the holders of at least a majority of the shares of common stock present at the Annual Meeting and therefore was not adopted.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description
4.1	First Amendment to Rights Agreement dated as of May 7, 2010, by and between Houston Wire & Cable Company and American Stock Transfer & Trust Company, LLC, as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSTON WIRE & CABLE COMPANY

Date: May 12, 2010	By:	/s/ Nicol G. Graham
Name: Nicol G. Graham
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	First Amendment to Rights Agreement dated as of May 7, 2010, by and between Houston Wire & Cable Company and American Stock Transfer & Trust Company, LLC, as Rights Agent.